SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 1, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)		75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K for the event dated September 24, 2004, to include the historical financial statements and pro forma financial information required by Item 9.01 (a) and (b).

FORM 8-K/A

INDEX

Item 2.01. Acquisition or Disposition of Assets	3
Item 9.01. Financial Statements, Pro Forma Financial Information, and Exhibits	4
a. Hyatt Regency Orange County Financial Statements
Report of Independent Auditors	4
Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2004 (unaudited) and year ended December 31, 2003	5
Notes to Combined Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2004 (unaudited) and year ended December 31, 2003	6
b. Pro Forma Financial Information (Unaudited)	8
Pro Forma Consolidated Balance Sheet as of September 30, 2004	10
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004	12
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003	14
c. Exhibits	16
23.1 Consent of Independent Auditors
SIGNATURE	17
Consent of Independent Auditors

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired the Hyatt Orange County hotel in Anaheim, California (“Hyatt Orange County”) from Atrium Plaza, LLC for approximately $81.0 million in cash, inclusive of the seller’s commitment to fund a $6.0 million renovation, which will be completed in December 2004. The purchase price was the result of an arms’ length negotiation.

Hyatt Orange County has 654 rooms in two towers connected with a 17-story atrium, 65,000 square feet of meeting space, an exercise facility, restaurant, Starbucks and Pizza Hut outlets, two swimming pools, a business center, and a gift shop. The hotel is located approximately one mile south of the entrance to Disneyland Park, the Anaheim Convention Center, Downtown Disney District, and California Adventure.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

REPORT OF INDEPENDENT AUDITORS

BOARD OF TRUSTEES AND SHAREHOLDERS
ASHFORD HOSPITALITY TRUST, INC.

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the Historical Summary) of Hyatt Regency Orange County (as described in Note 1) for the year ended December 31, 2003. The Historical Summary is the responsibility of Ashford Hospitality Trust, Inc.’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of a Form 8-K/A of Ashford Hospitality Trust, Inc. as described in Note 1, and are not intended to be a complete presentation of Hyatt Regency Orange County’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of Hyatt Regency Orange County for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Holland Shipes Vann, P.C.

Atlanta, Georgia
November 12, 2004

HYATT REGENCY ORANGE COUNTY

HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND YEAR ENDED DECEMBER 31, 2003

	Nine Months
	Ended	Year
	September 30, 2004	Ended
	(unaudited)	December 31, 2003
Revenue
Rooms	$11,851,663	$15,048,963
Food and beverage	6,948,235	9,115,427
Telephone	275,940	363,600
Other	1,716,191	2,045,247

Total Revenue	20,792,029	26,573,237

Direct Operating Expenses
Rooms	3,854,293	4,560,932
Food and beverage	5,578,014	7,195,082
Telephone	262,549	347,645
Other direct	516,460	629,944
Indirect	5,477,818	6,517,622
Property taxes and insurance	755,400	941,780
Management fees	609,017	740,103

Total Direct Operating Expenses	17,053,551	20,933,108

Excess Revenue Over Direct
Operating Expenses	$3,738,478	$5,640,129

The accompanying notes are an integral part of these financial statements.

HYATT REGENCY ORANGE COUNTY

NOTES TO HISTORICAL SUMMARY OF REVENUE AND DIRECT OPERATING EXPENSES

1. ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Historical Summary of Revenue and Direct Operating Expenses (the “Historical Summary”) is comprised of the revenue and direct operating expenses of the Hyatt Regency Orange County hotel in Anaheim, California (the “Hotel”), owned by Atrium Plaza, LLC, during the year ended December 31, 2003 and the nine month period ended September 30, 2004 (unaudited).

On October 1, 2004, Ashford Hospitality Trust, Inc. (the “Company”) acquired the Hotel for approximately $81.0 million, inclusive of the seller’s commitment to fund a $6.0 million renovation, which will be completed in December 2004. The Historical Summary was prepared for the purpose of assisting management of Ashford Hospitality Trust, Inc. in complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the Historical Summary excludes certain items not comparable to the proposed future operations of the Hotel such as mortgage interest expense, depreciation expense, corporate expenses, and interest income. Consequently, the Historical Summary is not representative of the actual operations of the Hotel for the periods presented nor is it necessarily indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Direct Operating Expenses — Revenue is recognized as the related service is performed. Expenses are recognized when incurred. Other revenue consists primarily of revenue from parking, meeting room rentals, in-house movie services, gift shop, and the Starbucks and Pizza Hut outlets. Indirect expenses primarily consist of general and administrative, sales and marketing, property operations, and energy expenses.

Advertising and Promotion Costs — Advertising and promotion costs are expensed as incurred. For the nine months ended September 30, 2004 and year ended December 31, 2003, total advertising and promotion cost was approximately $579,000 (unaudited) and $819,000, respectively.

Repairs and Maintenance Costs — Repairs and maintenance costs that do not extend the life of the related property are expensed as incurred.

Use of Estimates — The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the Historical Summary and accompanying notes. Actual results could differ from those estimates.

HYATT REGENCY ORANGE COUNTY
NOTES TO HISTORICAL SUMMARY OF REVENUE
AND DIRECT OPERATING EXPENSES

3. LEASES

The Hotel has entered into certain noncancelable operating leases for certain equipment. For the nine months ended September 30, 2004 and year ended December 31, 2003, total rent expense was approximately $29,000 (unaudited) and $37,800, respectively. Future minimum lease payments under these leases as of September 30, 2004 and December 31, 2003 are as follows:

	As of
	September 30, 2004		As of
	(unaudited)		December 31, 2003
2004-2005	$34,009	2004	$37,867
2005-2006	26,740	2005	32,926
2006-2007	16,888	2006	23,289
2007-2008	3,824	2007	15,463
2008-2009	52	2008	917

Total	$81,513	Total	$110,462

4. MANAGEMENT AGREEMENT

The Hotel is operated under a management agreement with Hyatt Corporation (“Hyatt”). Management fees are based on 2% of gross receipts, as defined, from February 6, 2002 to February 28, 2003. Thereafter, the management fee is equal to 3% of gross receipts, as defined. This management agreement expires in 2022.

In addition to management fees earned by Hyatt, the Hotel incurs charges for services, programs, and allocated costs from Hyatt and certain of its subsidiaries and affiliates in connection with its operation and Hyatt’s customary practices. For the nine months ended September 30, 2004 and year ended December 31, 2003 total charges were approximately $2,311,000 (unaudited) and $2,618,000, respectively.

ASHFORD HOSPITALITY TRUST, INC.
CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of Ashford Hospitality Trust, Inc. (the “Company”) and adjusted to give effect to 1) the completion of the Company’s formation transactions and its initial public offering on August 29, 2003, 2) the acquisition of five hotel properties from FelCor Lodging Limited Partnership (the “FelCor Properties”) on October 8, 2003, and 3) the acquisition of four hotel properties from Noble Investment Group (the “Noble Properties”) on November 24, 2003, 4) the acquisitions of four individual hotel properties (the “Acquired Properties”) from each of JHM Ruby Lake Hotel, Ltd. (“JHM”), Huron Jacksonville Limited Partnership (“Huron”), BPG Hotel Partners V (“BPG”), and Household OPEB I, Inc. (“Household”), which closed on March 24, 2004, April 2, 2004, May 17, 2004, and July 7, 2004, respectively, 5) the acquisition of four hotel properties from Day Hospitality Group, Inc. (the “Day Properties”) on July 23, 2004, 6) the acquisition of nine hotel properties from Dunn Hospitality Group, Inc. (the “Dunn Properties”) on September 2, 2004, and the related interest expense associated with the $210.0 million term loan, net of debt reductions, which also closed September 2, 2004, 7) the acquisition of one hotel property from Atrium Plaza, LLC (“Hyatt Orange County”) on October 1, 2004, and 8) additional interest expense associated with the $27.8 million mortgage note payable executed on December 24, 2004, the $60.0 million credit facility executed on February 5, 2004, the $9.7 million mortgage note payable executed on July 7, 2004, and the $19.6 million mortgage note payable executed on July 23, 2004, as if such debt instruments were outstanding the entire periods presented.

The Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2004 has been prepared to reflect the acquisition of Hyatt Orange County, as if such transaction had occurred on September 30, 2004.

The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2003 and the nine-month period ended September 30, 2004 have been prepared to present the results of operations of the Company as if the following transactions occurred at the beginning of each period presented: the formation transactions and initial public offering, the acquisitions of the Felcor Properties, the Noble Properties, the Acquired Properties, the Day Properties, the Dunn Properties, and Hyatt Orange County, and the completions of the $27.8 million mortgage note payable, the $60.0 million credit facility, the $9.7 million mortgage note payable, the $19.6 million mortgage note payable, and the $210.0 million term loan, net of the related debt reductions associated with the completion of the $210.0 term loan.

The following consolidated pro forma financial statements should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission on September 30, 2004, which announced the acquisition of Hyatt Orange County, the Company’s consolidated financial statements and notes thereto for the year ended December 31, 2003, which are incorporated by reference in the Company’s Form 10-K, filed March 29, 2004, and the Combined Historical Summary of Revenue and Direct Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company’s opinion, all significant adjustments necessary to reflect the acquisition have been made.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Balance Sheet
As of September 30, 2004
(Unaudited)

		(a)
		Hyatt Orange
	Historical	County		Pro Forma
	September 30,	Pro Forma		September 30,
	2004	Adjustments		2004
Assets
Investment in hotel properties, net	$347,738,782	$81,563,572	(1)	$429,302,354
Cash	92,344,154	(81,563,572	)(2)	10,780,582
Restricted cash	21,029,522	—		21,029,522
Accounts receivable, net of allowance	4,473,071	—		4,473,071
Inventories	464,703	—		464,703
Notes receivable	90,552,800	—		90,552,800
Deferred costs, net	10,249,080	—		10,249,080
Prepaid expenses	1,834,236	—		1,834,236
Other assets	2,274,142	—		2,274,142
Due from affiliates	195,060	—		195,060

Total assets	$571,155,550	$—		$571,155,550

Liabilities and Owners’ Equity
Indebtedness	$286,422,168	$—		$286,422,168
Capital leases payable	369,927	—		369,927
Accounts payable	5,690,010	—		5,690,010
Accrued expenses	10,074,102	—		10,074,102
Other liabilities	208,313	—		208,313
Dividends payable	4,467,172	—		4,467,172
Deferred income	519,872	—		519,872
Due to affiliates	1,026,910	—		1,026,910

Total liabilities	$308,778,474	$—		$308,778,474

Commitments & contingencies	$—	$—		$—
Minority interest	$40,128,755	$—		$40,128,755

Preferred stock	$23,000	$—		$23,000
Common stock	258,104	—		258,104
Additional paid-in capital	235,124,140	—		235,124,140
Unearned compensation	(4,542,279)	—		(4,542,279)
Accumulated other comprehensive income loss	(102,831)	—		(102,831)
Accumulated deficit	(8,511,813)	—		(8,511,813)

Total owners’ equity	$222,248,321	$—		$222,248,321

Total liabilities and owners’ equity	$571,155,550	$—		$571,155,550

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma balance sheet.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County on October 1, 2004.

(1)	Represents management’s estimate of the allocation of the purchase price and closing costs.

(2)	Represents payment of the purchase price, closing costs, and related costs of acquiring the properties.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations For the Nine Months Ended September 30, 2004 (Unaudited)

		(a)
		Acquired		(b)		(c)		(d)		(e)		Adjusted
	Historical	Properties		Day		Dunn		Hyatt		Debt		Pro Forma
	September 30,	Pro Forma		Pro Forma		Pro Forma		Pro Forma		Pro Forma		September 30,
	2004	Adjustments		Adjustments		Adjustments		Adjustments		Adjustments		2004
Revenue
Rooms	$59,991,874	6,724,722	(4)	4,491,274	(4)	13,555,979	(4)	11,851,663	(4)	—		$96,615,512
Food and beverage	8,176,507	2,417,885	(4)	—	(4)	369,796	(4)	7,224,175	(4)	—		18,188,363
Other	2,366,860	458,812	(4)	59,298	(4)	376,941	(4)	1,716,191	(4)	—		4,978,102

Total hotel revenue	70,535,241	9,601,419		4,550,572		14,302,716		20,792,029		—		119,781,977
Interest income from mezzanine loans	4,946,547	—		—		—		—		—		4,946,547
Asset management fees	1,000,033	—		—		—		—		—		1,000,033

Total Revenue	76,481,821	9,601,419		4,550,572		14,302,716		20,792,029		—		125,728,557

Expenses
Hotel operating expenses
Rooms	13,595,603	1,429,482	(4)	1,054,124	(4)	1,524,070	(4)	3,854,293	(4)	—		21,457,572
Food and beverage	6,229,246	1,445,996	(4)	—	(4)	448,800	(4)	5,840,563	(4)	—		13,964,605
Other direct	1,334,411	237,503	(4)	35,160	(4)	355,494	(4)	516,460	(4)	—		2,479,028
Indirect	23,361,370	3,504,984	(4)	1,652,766	(4)	5,169,955	(4)	5,477,818	(4)	—		39,166,893
Management fees	2,191,532	336,599	(4)	227,556	(4)	852,834	(4)	609,017	(4)	—		4,217,538
Property taxes, insurance, and other	4,928,028	329,520	(4)	187,483	(4)	712,744	(4)	755,400	(4)	—		6,913,175
Depreciation & amortization	6,727,667	936,082	(5)	403,064	(5)	1,566,597	(5)	2,418,775	(5)	—		12,052,184
Corporate general and administrative	8,701,264	—		—		—		—		—		8,701,264

Total Operating Expenses	67,069,121	8,220,166		3,560,153		10,630,494		19,472,326		—		108,952,259

Operating Income (Loss)	9,412,700	1,381,254		990,419		3,672,222		1,319,703		—		16,776,298

Interest income	247,087	—		—		—		—		—		247,087
Interest expense and amortization of loan costs	(7,949,535)	(822,087	)(6)	(606,089	)(6)	(1,002,900	)(7)	—		(228,561	)(9)	(12,274,075)
						(1,451,274	)(8)			(213,629	)(10)

Net Income (Loss) before Minority Interest and Income Taxes	1,710,252	559,167		384,330		1,218,048		1,319,703		(442,190)		4,749,310

Income tax benefit (expense)	(687,176)	—	(1)	—	(1)	—	(1)	—	(1)	—	(1)	(687,176)
Minority interest	(165,037)	(137,330	)(3)	(73,445	)(3)	(232,769	)(3)	(252,195	)(3)	84,503	(3)	(776,274)

Net Income (Loss)	$858,039	421,837		310,885		985,279		1,067,508		(357,687)		$3,285,860

Earnings (Loss) Per Share:
Basic												$0.13

Diluted												$0.13

Weighted Average Shares Outstanding:
Basic											(2)	25,293,969

Diluted											(2)	31,400,045

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(b)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(c)	Represents pro forma adjustments to reflect the acquisition of Dunn Properties on September 2, 2004, and the completion of the related $210.0 million term loan, net of debt payments of $127.6 million, completed September 2, 2004.

(d)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County hotel on October 1, 2004.

(e)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the income tax benefit (expense) related to these transactions.

(2)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquistion of Acquired Properties	106,675
Shares issuable upon conversion of limited partnership units issued upon acquistion of Dunn Properties	333,333
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	31,400,045

(3)	Minority interest represents 19.11% of the net income (loss) before minority interest.

(4)	Represents Day, Dunn, Acquired Properties, or Hyatt estimated unaudited statements of operations for the periods preceding their acquisitions.

(5)	Represents additional depreciation expense associated with Day, Dunn, Acquired Properties, or Hyatt based on preliminary purchase price allocations.

(6)	Represents estimated interest expense associated with the mortgage debt assumed from the Acquired Properties or the mortgage debt executed with the acquisitions of Day Properties and one of the Acquired Properties (purchased from Household).

(7)	Represents estimated interest expense associated with the $210.0 million term loan, net of interest expense associated with debt payments of $127.6 million, associated with the acquisition of the Dunn Properties.

(8)	Represents additional amortization of deferred loan costs related to the $210.0 million term loan less the deferred loan costs amortization savings related to the written-off deferred loan costs.

(9)	Represents interest expense associated with the $28.4 million mortgage note payable entered into on December 24, 2003, as if $32.1 million was outstanding the entire period.

(10)	Represents interest expense associated with the $60 million credit facility entered into on February 5, 2004, as if such debt was outstanding the entire period.

Ashford Hospitality Trust, Inc.

Consolidated Pro Forma Statement of Operations For the Year Ended December 31, 2003 (Unaudited)

		(a)		(b)		(c)
	Historical	Formation		FelCor		Noble
	December 31,	Pro Forma		Pro Forma		Pro Forma
	2003	Adjustments		Adjustments		Adjustments
Revenue
Rooms	$34,682,916	—		16,903,815	(10)	8,481,820	(10)
Food and beverage	6,158,916	—		2,000,382	(10)	193,408	(10)
Other	1,189,450	—		902,865	(10)	169,248	(10)

Total hotel revenue	42,031,282			19,807,062		8,844,476
Interest income from mezzanine loans	110,000	—		—		—
Asset management fees	137,319	—		—		—

Total Revenue	42,278,601	—		19,807,062		8,844,476

Expenses
Hotel operating expenses
Rooms	8,113,097	—		4,009,914	(10)	1,906,659	(10)
Food and beverage	4,702,780	—		1,863,416	(10)	160,677	(10)
Other direct	900,621	—		803,714	(10)	93,203	(10)
Indirect	14,823,432	—		7,182,638	(12)	2,626,606	(10)
Management fees	1,369,888	—		447,156	(10)	356,151	(10)
Property taxes, insurance, and other	2,858,050	—		1,186,956	(10)	480,617	(10)
Depreciation & amortization	4,932,676	140,284	(6)	1,383,821	(11)	950,548	(11)
Corporate general and administrative	4,002,950	4,823,917	(5)	—		—
		1,622,922	(4)
		—	(8)

Total Operating Expenses	41,703,494	6,587,123		16,877,615		6,574,461

Operating Income (Loss)	575,107	(6,587,123)		2,929,447		2,270,015

Interest income	289,133	—		—		—
Interest expense and amortization of loan costs	(5,000,206)	3,173,010	(1)	—		(419,222	)(13)
		284,000	(2)

Net Income (Loss) before Minority Interest and Income Taxes	(4,135,966)	(3,130,113)		2,929,447		1,850,793

Income tax benefit (expense)	(142,178)	—	(3)	(110,004	)(3)	(74,024	)(3)
Minority interest	357,943	1,057,775	(9)	(538,796	)(9)	(339,541	)(9)

Net Income (Loss)	$(3,920,201)	(2,072,338)		2,280,647		1,437,228

Earnings (Loss) Per Share:
Basic
Diluted
Weighted Average Shares Outstanding:
Basic
Diluted

[Additional columns below]

[Continued from above table, first column(s) repeated]

	(d)
	Acquired		(e)		(f)
	Properties		Day		Dunn
	Pro Forma		Pro Forma		Pro Forma
	Adjustments		Adjustments		Adjustments
Revenue
Rooms	20,274,283	(10)	7,601,074	(10)	18,566,911	(10)
Food and beverage	6,214,127	(10)	—	(10)	455,202	(10)
Other	1,329,955	(10)	121,352	(10)	464,523	(10)

Total hotel revenue	27,818,365		7,722,426		19,486,636
Interest income from mezzanine loans	—		—		—
Asset management fees	—		—		—

Total Revenue	27,818,365		7,722,426		19,486,636

Expenses
Hotel operating expenses
Rooms	4,306,535	(10)	1,856,017	(10)	4,041,496	(10)
Food and beverage	4,400,336	(10)	—	(10)	280,341	(10)
Other direct	680,186	(10)	88,763	(10)	253,906	(10)
Indirect	8,150,486	(10)	2,599,559	(10)	5,777,254	(10)
Management fees	887,694	(10)	364,145	(10)	1,168,705	(10)
Property taxes, insurance, and other	1,214,622	(10)	386,122	(10)	991,960	(10)
Depreciation & amortization	2,939,014	(11)	704,033	(11)	2,318,284	(11)
Corporate general and administrative	—		—		—

Total Operating Expenses	22,578,873		5,998,639		14,831,946

Operating Income (Loss)	5,239,492		1,723,787		4,654,690

Interest income	—		—		—
Interest expense and amortization of loan costs	(1,930,610	)(13)	(980,000	)(13)	(1,337,200	)(14)
					(3,810,294	)(15)

Net Income (Loss) before Minority Interest and Income Taxes	3,308,882		743,787		(492,804)

Income tax benefit (expense)	(181,324	)(3)	507,530	(3)	—	(3)
Minority interest	(597,676	)(9)	(239,127	)(9)	94,175	(9)

Net Income (Loss)	2,529,882		1,012,190		(398,629)

Earnings (Loss) Per Share:
Basic
Diluted
Weighted Average Shares Outstanding:
Basic
Diluted

[Additional columns below]

[Continued from above table, first column(s) repeated]

	(g)		(h)		Adjusted
	Hyatt		Debt		Pro Forma
	Pro Forma		Pro Forma		December 31,
	Adjustments		Adjustments		2003
Revenue
Rooms	15,048,963	(10)	—		$121,559,782
Food and beverage	9,115,427	(10)	—		24,137,462
Other	2,408,847	(10)	—		6,586,240

Total hotel revenue	26,573,237		—		152,283,484
Interest income from mezzanine loans	—		—		110,000
Asset management fees	—		—		137,319

Total Revenue	26,573,237		—		152,530,803

Expenses
Hotel operating expenses Rooms	4,560,932	(10)	—		28,794,650
Food and beverage	7,542,727	(10)	—		18,950,277
Other direct	629,944	(10)	—		3,450,337
Indirect	6,517,622	(10)	—		47,677,597
Management fees	740,103	(10)	—		5,333,842
Property taxes, insurance, and other	941,780	(10)	—		8,060,107
Depreciation & amortization	3,225,033	(11)	—		16,593,693
Corporate general and administrative	—		—		10,449,789

Total Operating Expenses	24,158,141		—		139,310,292

Operating Income (Loss)	2,415,096		—		13,220,511

Interest income	—		—		289,133
Interest expense and amortization of loan costs	—		(1,551,909	)(16)	(13,543,188)
			(1,970,757	)(17)

Net Income (Loss) before Minority Interest and Income Taxes	2,415,096		(3,522,666)		(33,544)

Income tax benefit (expense)	—	(3)	—	(3)	—
Minority interest	(461,525	)(9)	673,181	(9)	6,410

Net Income (Loss)	1,953,571		(2,849,485)		$(27,134)

Earnings (Loss) Per Share:
Basic					$(0.00)

Diluted					$(0.00)

Weighted Average Shares Outstanding:
Basic			(7)		25,293,969

Diluted			(7)		31,400,045

The accompanying notes and management’s assumptions are an integral part of this consolidated pro forma statement of operations.

Explanation of pro forma adjustments:

(a)	Represents pro forma adjustments to reflect the Company’s formation transactions and its initial public offering on August 29, 2003.

(b)	Represents pro forma adjustments to reflect the acquisition of FelCor Properties on October 8, 2003.

(c)	Represents pro forma adjustments to reflect the acquisition of Noble Properties on November 24, 2003.

(d)	Represents pro forma adjustments to reflect the acquisition of the Acquired Properties on various dates in 2004, and the completion of the related $9.7 million mortgage note payable on July 7, 2004.

(e)	Represents pro forma adjustments to reflect the acquisition of Day Properties on July 23, 2004, and the completion of the related $19.6 million mortgage note payable on July 23, 2004.

(f)	Represents pro forma adjustments to reflect the acquisition of Dunn Properties on September 2, 2004, and the completion of the related $210.0 million term loan, net of debt payments of $127.6 million, completed September 2, 2004.

(g)	Represents pro forma adjustments to reflect the acquisition of Hyatt Orange County hotel on October 1, 2004.

(h)	Represents pro forma adjustments to reflect the completion of the $27.8 million mortgage note payable and the $60.0 million credit facility as if such transactions occurred at the beginning of the period presented.

(1)	Represents the interest expense reduction due to payoff of mortgage notes payable.

(2)	Represents elimination of deferred loan costs amortization due to payoff of mortgage notes payable.

(3)	Represents the income tax benefit (expense) related to these transactions.

(4)	Represents restricted shares issued to officers, employees, and employees of affiliates vesting one-third annually. Pro forma compensation expense is calculated as follows: 689,317 shares valued at $9 per share offering price for total compensation cost of $6,203,853, of which one third vests annually to generate an eight-month cost of $1,378,634 for the period preceding the Company’s formation plus 70,400 shares valued at $10.41 per share at the date of grant for total compensation cost of $732,864, of which one third vests annually to generate an annual cost of $244,288.

(5)	Represents additional general and administrative expenses associated with the operations of the Company, which includes projected compensation and benefit expenses, along with related overhead and administration expense calculated on an historical basis.

(6)	Represents additional depreciation expense resulting from step-up of net carrying value due to acquisition of minority interests.

(7)	Common shares issuable include:

Shares issued in the initial public offering	22,500,000
Shares issued upon exercise of underwriters’ over-allotment	1,734,072
Shares sold to Archie and Montgomery Bennett	500,000
Shares conveyed to a limited partnership owned by Archie and Montgomery Bennett	216,634
Restricted shares issuable to Company directors	25,000	assumed to be fully vested
Shares issued to Company underwriters	65,024
Restricted shares issued to executives and employees	253,239	759,717 shares, one-third vested

Total basic shares	25,293,969

Shares issuable upon conversion of limited partnership units issued upon formation	5,657,917
Shares issuable upon conversion of limited partnership units issued upon acquisition of Acquired Properties	106,675
Shares issuable upon conversion of limited partnership units issued upon acquisition of Dunn Properties	333,333
Incremental diluted shares issuable for unvested restricted shares	8,151

Total diluted shares	31,400,045

(8)	Represents restricted shares issued to directors that vest after three months. Pro forma compensation expense is calculated as follows: 25,000 shares valued at $9 per share offering price for total compensation cost of $225,000, which was recorded by the Company prior to December 31, 2003.

(9)	Minority interest represents 19.11% of the net income (loss) before minority interest.

(10)	Represents FelCor, Noble, Day, Dunn, Acquired Properties, or Hyatt estimated unaudited statements of operations for the periods preceding their acquisitions.

(11)	Represents additional depreciation expense associated with the acquired FelCor, Noble, Day, Dunn, Acquired Properties, or Hyatt based on preliminary purchase price allocations.

(12)	Represents FelCor’s estimated unaudited statements of operations for the period preceding its acquisition plus additional franchise fees of $313,500.

(13)	Represents estimated interest expense associated with the mortgage debt assumed from Noble Properties or Acquired Properties or the mortgage debt executed with the acquisitions of the Day Properties and one of the Acquired Properties (purchased from Household).

(14)	Represents estimated interest expense associated with the $210.0 million term loan, net of interest expense associated with debt payments of $127.6 million, associated with the acquisition of the Dunn Properties.

(15)	Represents additional amortization of deferred loan costs related to the $210.0 million term loan, plus the write-off of unamortized deferred loan costs charged-off with respect to the related debt reductions, less the deferred loan costs amortization savings related to the written-off deferred loan costs.

(16)	Represents interest expense associated with the $27.8 million mortgage note payable completed on December 24, 2003, as if $32.1 million was outstanding the entire year.

(17)	Represents interest expense associated with the $60 million credit facility completed on February 5, 2004, as if such debt was outstanding the entire year.

EXHIBITS

23.1 Consent of Independent Auditors

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2004

ASHFORD HOSPITALITY TRUST, INC.

By:/s/ DAVID J. KIMICHIK

David J. Kimichik
Chief Financial Officer